UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2018

VistaGen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	001-37761	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

343 Allerton Ave. South San Francisco, California 94090
(Address of principal executive offices)
(650) 577-3600
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01
Regulation FD Disclosure

Issuance of Letter to Stockholders

On January 29, 2018, Shawn Singh, Chief Executive Officer and Director of VistaGen Therapeutics, Inc. (the “Company”), sent a letter to the Company’s stockholders highlighting the Company’s recent milestones and discussing the impending launch of the Company’s Phase 2 clinical study of its lead product candidate, AV-101, for the adjunctive treatment of Major Depressive Disorder. A copy of the press release announcing Mr. Singh’s issuance of the letter is attached hereto as Exhibit 99.1, and a copy of Mr. Singh’s letter is attached hereto as Exhibit 99.2.

Use of New Corporate Presentation

On January 29, 2018, the Company utilized a new corporate presentation (the “Corporate Presentation”) for business purposes. A copy of the Corporate Presentation is attached hereto as Exhibit 99.3.

The information in this Current Report on Form 8-K, including the information set forth in Exhibits 99.1, 99.2 and 99.3 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall any exhibit filed herewith be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

In addition, this Current Report on Form 8-K and the exhibit(s) attached hereto may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company's plans, objectives, expectations and intentions; and (ii) other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.

Item 9.01
Financial Statements and Exhibits.

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VistaGen Therapeutics, Inc.

Date: January 30, 2018	By:	/s/ Shawn K. Singh
Shawn K. Singh Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by VistaGen Therapeutics, Inc., dated January 29, 2018
99.2	Letter to Shareholders, dated January 29, 2018
99.3	Corporate Presentation, dated January 29, 2018